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                                                                      EXHIBIT 24

                                  POWER OF ATTORNEY


    We the undersigned directors and/or officers of FaxSav Incorporated (the "Company"), hereby severally constitute and appoint Thomas Murawski, Chief Executive Officer and Peter Macaluso, Chief Financial Officer, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-1 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

    WITNESS our hands on this 29th day of July, 1996.



/s/ Thomas F. Murawski                      /s/ Jeffrey Drazan
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Thomas F. Murawski                          Jeffrey Drazan
Chief Executive Officer,                    Director
President, and Chairman of the Board of
Directors (Principal Executive Officer)



/s/ Peter S. Macaluso                       /s/ Peter A. Howley
- -----------------------------------         ----------------------------------
Peter S. Macaluso                           Peter A. Howley
Vice President and Chief Financial          Director
Officer
(Principal Financial Officer)



/s/ Gregory Dunfield                        /s/ Robert Labant
- -----------------------------------         ----------------------------------
Gregory Dunfield                            Robert Labant
Director                                    Director